UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2011

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Arthur Cox Building Earlsfort Terrace Dublin 2, Ireland		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +(353) (0) 1 618 0517

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY COMMENT

This purpose of this amendment on Form 8-K/A (the “Amendment”) is to correct certain disclosures contained in Item 5.02 of the Current Report on Form 8-K for Global Indemnity plc, as initially filed with the Securities and Exchange Commission (“SEC”) on September 15, 2011 (the “Original Report”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2011, Cynthia Valko will succeed Larry Frakes as Chief Executive and as a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

September 16, 2011	By:	/s/ Linda C. Hohn
	Name:	Linda C. Hohn
	Title:	Vice President and Associate General Counsel